UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 29, 2005
(Date of earliest event reported)

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                            333-121559              56-1930085
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(State or other jurisdiction         (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

214 North Tryon Street
Charlotte, North Carolina                         21703
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Address of principal executive offices          (Zip Code)


Registrant's Telephone Number, including area code (704) 386-2400
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (23)                                      Consent of
                                                PricewaterhouseCoopers LLP,
                                                independent registered public
                                                accountants of Assured Guaranty
                                                Corp. in connection with Banc of
                                                America Funding Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2005-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION


August 29, 2005

                                   By: /s/ Scott Evans
                                      ------------------------------------------
                                   Name: Scott Evans
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

(23)                    Consent of PricewaterhouseCoopers          E
                        LLP, independent registered public
                        accountants of Assured Guaranty
                        Corp. in connection with Banc of
                        America Funding Corporation,
                        Mortgage Pass-Through Certificates,
                        Series 2005-4